UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2007

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660-6429
(Address of Principal Executive Offices)	(Zip Code)

(949) 718-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On August 17, 2007, Nationwide Health Properties, Inc., a Maryland corporation (the “Company”), issued a Notice of Redemption (the “Notice of Redemption”) to the registered holders of the Company’s 7.677% Series A Cumulative Preferred Step-Up REIT Securities, par value $1.00 per share (the “Series A Preferred Stock”), announcing that the Company has called for the redemption of all outstanding shares Series A Preferred Stock, on October 1, 2007 (the “Redemption Date”), for a redemption price of $100.00 per share. The Redemption Date will also be a dividend payment date and the Company expects to pay the final dividend on the Series A Preferred Stock in full on the Redemption Date.

On August 17, 2007, the Company issued a press release regarding the Notice of Redemption.

A copy of the press release and the form of the Notice of Redemption for the Series A Preferred Stock are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated August 17, 2007.

99.2	Form of Notice of Redemption, dated August 17, 2007.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nationwide Health Properties, Inc.
(Registrant)

	By:	/s/ Abdo H. Khoury
Date: August 17, 2007		Abdo H. Khoury
Senior Vice President and Chief Financial and Portfolio Officer